UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 30, 2007

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition
On October 30, 2007, Atmel Corporation (“Atmel” or the “Company”) issued a press release discussing its financial results for the third quarter ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Executive Officer
On October 30, 2007, Robert Avery notified the Company that he plans to retire as Atmel’s Vice President Finance and Chief Financial Officer, during the first quarter of 2008. Mr. Avery plans to remain actively involved in the management of the company until his successor is appointed. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of October 30, 2007, entitled “Atmel Reports Third Quarter 2007 Financial Results.”
99.2	Press release, dated as of October 30, 2007, entitled “Atmel Announces Planned Retirement of Chief Financial Officer.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation
Date: October 30, 2007	By:	/s/ Robert Avery
Robert Avery
Vice President Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of October 30, 2007, entitled “Atmel Reports Third Quarter 2007 Financial Results.”
99.2	Press release, dated as of October 30, 2007, entitled “Atmel Announces Planned Retirement of Chief Financial Officer.”

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